Exhibit 99.1

IA GLOBAL, INC.’S REVENUES RISE 65% FOR THE THREE MONTHS ENDED DECEMBER 31, 2007

SAN FRANCISCO, CA April 15, 2008/Business Wire/

Summary of Operating Results from Continuing Operations

IA Global, Inc. (Amex: IAO) announced the following results for the three months ended December 31, 2007, as compared to the three months ended September 30, 2007:

•	Revenues increased 65% to $10,667,000 up from $6,462,000.

•	Gross profit increased 76% to $7,482,000 up from $4,262,000.

•

Net loss from continuing operations decreased $2,064,000 to $1,557,000 as compared to a net loss of $3,621,000. This net loss reflects the revenues gains from our new contracts and existing contracts discussed below, offset by startup costs related to fifth and sixth call centers.

•	Net loss per share from continuing operations was $.01 per share as compared to $.02 per share.

Key Accomplishments

•

Global Hotline, Inc. successfully signed a contract with a major international insurance company during the three months ended September 30, 2007 and began selling under this contract in September 2007. Sales increased significantly starting December 1, 2007.

•

Global Hotline, Inc. successfully signed a contract with a major international insurance company for the period December 1, 2007 to March 31, 2008 and renewed it for the period April 1, 2008 to June 30, 2008.

•

Global Hotline, Inc. successfully renewed our contract with a Tier 1 telecommunications company for the period October 1, 2007 to December 31, 2007. This contract was renewed for the period January 1, 2008 to March 31, 2008 and was just renewed for the period April 1, 2008 to June 30, 2008.

•	A sixty day slowdown down under an existing contract ended during the three months ended December 31, 2007 and sales returned to historical levels starting November 1, 2007.

•	Global Hotline, Inc. successfully signed a new contract with a Tier 1 telecommunications company and began selling under this contract on October 1, 2007.

•	Global Hotline, Inc. expanded its infrastructure with the addition of a fifth and sixth call center.

The company’s CEO, Derek Schneideman, said, “Global Hotline, Inc. began selling under an insurance contract in September 2007 and December 1, 2007 and a telecommunication contract with a Tier 1 telecommunications company starting on October 1, 2007. With the favorable foreign exchange rates, we are confident that IA Global will achieve significant revenue growth for the three months ended March 31, 2008 and in FY 2008/9.”

About IA Global, Inc.

IA Global, Inc. (“IA Global”) is a strategic holding Company with a dedicated focus on growth of existing business, together with expansion through mergers and acquisitions in the Pacific Rim region. Our mission is to identify and invest in business opportunities, apply our skills and resources to nurture and enhance the performance of those businesses across key business metrics, and to deliver accelerating shareholder value.

To realize this plan, in FY 2007/8 and 2008/9 the Company is actively expanding investments in the business process outsourcing, human capital and resources, and B2B sectors. These sectors demonstrate long-term growth prospects in which we, by applying our skills and resources can add significant value to our investments. Beyond Japan, the Company is expanding its reach to encompass Hong Kong/China, the Philippines/Singapore, and India and the outstanding growth opportunities and synergies these markets present.

In Japan, IA Global is 100% owner of Global Hotline, Inc., a Business Process Outsourcing organization, operating several major call centers providing outbound telemarketing services for telecommunications and insurance products. Since our acquisition of Global Hotline in June 2005, this business has expanded rapidly with the signing of significant multi-year contracts with major corporations. In the Philippines, we acquired 100% of Shift Resources, LLC, a multi-service call center operation on April 10, 2008.

In the Asia Pacific region, the Company has equity investments of 25.0% in GPlus Media Co Ltd, 20.25% in Slate Consulting Co Ltd and 36.0% in Australian Secured Financial Limited.

For further information, contact:

Investor Relations

IA Global, Inc.

101 California Street, Suite 2450

San Francisco, CA 94111

415-946-8828 (t)

415-946-8801 (f)

ir@iaglobalinc.com

www.iaglobalinc.com

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. The comments concerning the profitability, revenue and revenue growth, target markets and sectors and the Asia Global B2B strategy are forward looking statements. Actual results could differ materially from those projected in the forward-looking statements, as a result of either the matters set forth or incorporated in this report generally or certain economic and business factors, some of which may be beyond the control of IA Global. These factors include adverse economic conditions, entry of new and stronger competitors, inadequate capital to support our operations and projections of revenues and profitability. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.

                                           IA GLOBAL, INC. AND SUBSIDIARIES
                                              CONSOLIDATED BALANCE SHEETS

                                                                                      December 31,       December 31,
                                                                                          2007               2006
                                                                                      ------------       ------------
ASSETS

CURRENT ASSETS:
   Cash and cash equivalents ...................................................      $  2,034,130       $  4,172,889
   Marketable Securities .......................................................                 -            250,638
   Accounts receivable, net of allowance of  $634,245 and $310,741, respectively         8,106,073          5,016,328
   Prepaid expenses ............................................................           979,436            523,733
   Notes receivable ............................................................         1,070,058            409,565
   Other current assets ........................................................           274,217            202,716
   Deferred taxes - foreign ....................................................         2,738,624                  -
                                                                                      ------------       ------------
      Total current assets .....................................................        15,202,538         10,575,869

EQUIPMENT, NET .................................................................         1,677,287            408,544

OTHER ASSETS
   Intangible assets, net ......................................................           728,481          2,317,889
   Equity investment in Australia Secured Financial Limited ....................         7,024,616          7,146,386
   Equity investment in GPlus Media Co Ltd .....................................         1,372,804                  -
   Equity investment in Slate Consulting Co Ltd ................................         1,413,659                  -
   Other assets ................................................................         2,502,240          1,190,820
                                                                                      ------------       ------------

                                                                                      $ 29,921,625       $ 21,639,508
                                                                                      ============       ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
   Accounts payable - trade ....................................................      $    253,054       $    104,573
   Accrued liabilities .........................................................         4,911,241          2,477,509
   Consumption taxes received ..................................................            15,085            264,514
   Income taxes payable- foreign ...............................................                 -            416,724
   Note payable - current portion of long term debt ............................        10,298,089          3,058,229
   Deferred revenue ............................................................                 -          1,297,046
                                                                                      ------------       ------------
      Total current liabilities ................................................        15,477,469          7,618,595
                                                                                      ------------       ------------

LONG TERM  LIABILITIES:
   Long term debt ..............................................................         7,368,193          1,637,076
   Convertible debentures ......................................................         2,191,667          3,125,000
                                                                                      ------------       ------------
                                                                                         9,559,860          4,762,076
                                                                                      ------------       ------------
STOCKHOLDER'S EQUITY:
   Series A-1 Convertible Preferred Stock, $10,000 par value, -0- and 4,375
      authorized, issued and outstanding, (liquidation value $7,000) ...........                 -          7,000,000
   Preferred stock, $.01 par value, 5,000 authorized, none outstanding .........                 -                  -
   Common stock, $.01 par value, 300,000,000 shares authorized,
      164,883,751 and 109,165,157 issued and outstanding, respectively .........         1,648,837          1,091,651
   Additional paid in capital ..................................................        43,713,399         32,835,714
   Accumulated deficit .........................................................       (39,690,877)       (31,431,914)
   Accumulated other comprehensive loss ........................................          (534,156)          (186,614)
                                                                                      ------------       ------------
                                                                                         5,137,203          9,308,837
   Less common stock in treasury, at cost ......................................          (252,907)           (50,000)
                                                                                      ------------       ------------
      Total stockholder's equity ...............................................         4,884,296          9,258,837
                                                                                      ------------       ------------

                                                                                      $ 29,921,625       $ 21,639,508
                                                                                      ============       ============

                                                         - 3 -

                                                IA GLOBAL, INC. AND SUBSIDIARIES
                                              CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                            Years Ended December 31,
                                                                                -----------------------------------------------
                                                                                     2007             2006            2005
                                                                                -------------    -------------    -------------

REVENUE .....................................................................   $  29,136,435    $  19,139,004    $  15,744,666

COST OF SALES ...............................................................       8,024,085        2,894,727        5,571,090
                                                                                -------------    -------------    -------------

GROSS PROFIT ................................................................      21,112,350       16,244,277       10,173,576

Selling, general and administrative expenses ................................      30,690,192       19,066,699        9,683,106
                                                                                -------------    -------------    -------------

OPERATING LOSS ..............................................................      (9,577,842)      (2,822,422)         490,470
                                                                                -------------    -------------    -------------

OTHER INCOME (EXPENSE):
   Interest income ..........................................................          37,259           92,307           52,460
   Interest expense and amortization of beneficial conversion feature .......        (975,336)        (850,873)        (389,850)
   Other income .............................................................         603,119          178,640          120,750
   (Loss)  gain on equity investment in Australia Secured Financial Limited .        (119,562)          69,540                -
   Gain on equity investment in GPlus Media Co Ltd ..........................          12,804                -                -
   Loss on equity investment in Slate Consulting Co Ltd .....................         (26,341)               -                -
   Conversion of debenture expense ..........................................        (120,046)               -                -
   Foreign currency transaction adjustment ..................................          11,381         (129,448)        (134,554)
                                                                                -------------    -------------    -------------
      Total other expense ...................................................        (576,722)        (639,834)        (351,194)
                                                                                -------------    -------------    -------------

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES .........................     (10,154,564)      (3,462,256)         139,276

Income taxes - current (benefit) provision ..................................      (2,005,601)         515,000          825,000
                                                                                -------------    -------------    -------------

NET LOSS FROM CONTINUING OPERATIONS .........................................      (8,148,963)      (3,977,256)        (685,724)

DISCONTINUED OPERATIONS
   Loss (gain) from disposal of discontinued operations .....................        (110,000)         463,375          307,885
   Gain (loss) from discontinued operations .................................               -           76,054       (1,393,531)
   Loss on impairment of note receivable from sale of discontinued operations               -         (331,917)        (300,000)
                                                                                -------------    -------------    -------------
      Total (loss) / gain from discontinued operations ......................        (110,000)         207,512       (1,385,646)
                                                                                -------------    -------------    -------------

NET LOSS ....................................................................   $  (8,258,963)   $  (3,769,744)   $  (2,071,370)
                                                                                =============    =============    =============

Basic and Diluted Loss Per share of Common-
   Basic and diluted loss per share from continuing operations ..............   $       (0.05)   $       (0.04)   $       (0.01)
   Basic and diluted loss per share from discontinued operations ............           (0.00)            0.00            (0.02)
                                                                                -------------    -------------    -------------
   Total basic and diluted loss per share ...................................   $       (0.05)   $       (0.03)   $       (0.02)
                                                                                =============    =============    =============

   Weighted average shares of common stock outstanding - Basic and diluted ..     151,229,245      107,718,970       90,496,230
                                                                                =============    =============    =============

                                                              - 4 -

                                                IA GLOBAL, INC. AND SUBSIDIARIES
                                              CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                             Years Ended December 31,
                                                                                   --------------------------------------------
                                                                                       2007            2006            2005
                                                                                   ------------    ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss ....................................................................   $ (8,258,963)   $ (3,769,744)   $ (2,071,350)
   Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
      Depreciation and amortization ............................................      1,758,524       1,979,875       1,191,225
      Amortization of beneficial conversion feature ............................        416,667         416,667         208,332
      Amortization of financing cost ...........................................              -               -          44,444
      Stock based compensation .................................................        174,514         122,007               -
      Common stock issued for services .........................................              -               -           6,000
      Loss (gain) on equity investments ........................................        135,307         (69,540)              -
      Settlement of convertible debt with equity ...............................        120,047               -               -
      Impairment of note receivable for sale of discontinued operation .........              -         331,917               -
   Changes in operating assets and liabilities:
      Accrued interest on notes/loans payable
      Accounts receivable ......................................................     (3,089,745)     (4,406,108)      1,215,499
      Notes receivable .........................................................       (660,493)       (247,568)         76,699
      Prepaid expenses .........................................................       (455,703)        (93,399)         20,665
      Other current assets .....................................................        (71,501)        (12,933)         33,584
      Deferred taxes - foreign .................................................     (2,738,624)              -               -
      Other assets .............................................................     (1,311,420)       (454,961)       (243,093)
      Accounts payable - trade .................................................        148,481        (391,875)        360,269
      Accrued liabilities ......................................................      2,747,780         (49,649)         71,055
      Net consumption tax payable ..............................................       (249,429)       (115,443)        257,923
      Income taxes payable - foreign ...........................................       (416,724)        163,604         825,000
      Deferred revenue .........................................................     (1,297,046)     (2,292,486)       (606,961)
                                                                                   ------------    ------------    ------------
   Net cash used in continuing operations ......................................    (13,048,328)     (8,889,636)      1,389,291
      (Gain) loss from discontinued operations .................................              -        (539,429)      1,246,583
      Net cash used in discontinued operations .................................              -        (854,895)     (1,620,497)
      Net cash used in discontinued operations from debt .......................              -               -      (6,169,717)
      Net decrease in assets of discontinued operations ........................              -      12,606,044       1,164,035
      Net (decrease) increase in liabilities of discontinued operations ........              -     (11,939,787)      1,017,092
                                                                                   ------------    ------------    ------------
NET CASH USED IN OPERATING ACTIVITIES ..........................................    (13,048,328)     (9,617,703)     (2,973,213)
                                                                                   ------------    ------------    ------------

CASH FLOWS (USED IN) PROVIDED BY INVESTING ACTIVITIES:
   Capital expenditures ........................................................     (1,437,859)       (221,656)       (367,476)
   Sale of marketable securities ...............................................        250,638               -               -
   Acquisition of investment in Australian Secured Financial Limited ...........       (250,000)              -               -
   Repayment of loan receivable from affiliate of controlling shareholder group               -       3,394,000       2,242,475
   Proceeds from sale of Rex Tokyo Co, Ltd. ....................................              -       1,300,000               -
   Cash portion used in acquisition of Investment - Australian Secured Financial
      Limited ..................................................................              -        (250,000)              -
   Purchase of marketable securities ...........................................              -        (250,638)              -
   Capital expenditures from discontinued operations ...........................              -               -         (51,912)
   Repayment of loan receivable from QUIKCAT Australia Pty Ltd .................              -               -         150,000
   Proceeds from sale of QUIKCAT business unit and note receivable .............              -               -         200,000
   Proceeds from sale of Fan Club Entertainment Co Ltd .........................              -               -         185,000
   Repayment of loan receivable from sale of Fan Club Entertainment Co Ltd .....              -               -         445,680
   Loan to affiliate of controlling shareholder group ..........................              -               -      (5,672,994)
   Cash from Global Hotline, Inc. on date of acquisition .......................              -               -       1,240,037
                                                                                   ------------    ------------    ------------
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES: ...........................     (1,437,221)      3,971,706      (1,629,190)
                                                                                   ------------    ------------    ------------

CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES:
   Proceeds from debt ..........................................................     17,153,095       9,276,671               -
   Repayments of debt ..........................................................     (4,182,118)     (4,581,366)       (593,662)
   Proceeds from exercise of options ...........................................         87,917               -               -
   Proceeds from sale of common stock ..........................................        379,877          80,000          59,500
   Purchase of common shares for Treasury ......................................       (744,439)              -               -
   Proceeds from cash dividend from investment in Australia Secured Financial
      Limited ..................................................................              -         425,666               -
   Proceeds from issuance of convertible debentures ............................              -               -       3,483,000
   Proceeds from long term debt- discontinued operations .......................              -               -       7,572,100
   Repayment of long term debt - discontinued operations .......................              -               -        (674,954)
   Repayment of long term debt - discontinued operations- related party ........              -               -        (727,429)
                                                                                   ------------    ------------    ------------
NET CASH PROVIDED BY FINANCING ACTIVITIES ......................................     12,694,332       5,200,971       9,118,555
                                                                                   ------------    ------------    ------------

NET DECREASE IN CASH AND CASH EQUIVALENTS ......................................     (1,791,217)       (445,026)      4,516,152

EFFECT OF EXCHANGE RATE CHANGES ON CASH ........................................       (347,542)        156,929        (414,340)

CASH AND CASH EQUIVALENTS, beginning of period .................................      4,172,889       4,460,986         359,174
                                                                                   ------------    ------------    ------------
CASH AND CASH EQUIVALENTS, end of period .......................................   $  2,034,130    $  4,172,889    $  4,460,986
                                                                                   ============    ============    ============
                                                           (continued)
                                                             - 5 -

                                                IA GLOBAL, INC. AND SUBSIDIARIES
                                              CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                           (continued)
                                                                                             Years Ended December 31,
                                                                                   --------------------------------------------
                                                                                       2007            2006            2005
                                                                                   ------------    ------------    ------------
Supplemental disclosures of cash flow information:
   Interest paid ...............................................................   $    222,358    $     67,563    $     17,447
   Taxes paid ..................................................................   $  1,004,406    $    233,528    $      2,504

Non-cash investing and financing activities:
   Conversion of Series A-1 Preferred stock into common stock ..................   $  7,000,000    $          -    $          -
   Equity investment in Slate Consulting Co Ltd for common stock ...............   $  1,440,000    $          -    $          -
   Equity investment in GPlus Media Co Ltd for common stock ....................   $  1,360,000    $          -    $          -
   Conversion of debentures and accrued interest into common stock .............   $  1,414,048    $          -    $          -
   Common stock surrendered to company in payment of note receivable ...........   $          -    $    241,494    $          -
   Conversion of Series B Preferred stock into common stock ....................   $          -    $    115,800    $          -
   Adjustment of intangible asset due to recognition of tax asset related to NOL
      carryforward from acquisition of Global Hotline, Inc. ....................   $          -    $    486,870    $          -
   Issuance of Series A-1 Preferred stock for equity investment in Australian
      Secured Financial Limited ................................................   $          -    $  7,000,000    $          -
   Common stock issued for Global Hotline, Inc. ................................   $          -    $          -    $  3,097,500
   Beneficial conversion feature recognized with issuance of convertible
      debentures ...............................................................   $          -    $          -    $  1,250,000
   Issuance of loan receivable for sale of Fan Club Entertainment Co Ltd .......   $          -    $          -    $    755,000
   Issuance of loan receivable for sale of QUIKCAT business unit ...............   $          -    $          -    $    200,000

                                                             - 6 -

                                           IA GLOBAL, INC. AND SUBSIDIARIES
                             CONSOLIDATED SUMMARIZED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                             Quarter Ended (in thousands)
                                                                ------------------------------------------------------
                                                    Total       December 31   September 30      June 30       March 31
                                                  --------      -----------   ------------     --------       --------
Year Ended December 31, 2007
----------------------------
Revenue ....................................      $ 29,136       $ 10,667       $  6,461       $  5,515       $  6,493
Gross profit ...............................        21,112          7,481          4,261          3,873          5,497
Net loss from continuing operations ........        (8,149)        (1,557)        (3,621)        (2,127)          (844)
Net loss ...................................        (8,259)        (1,667)        (3,621)        (2,127)          (844)
                                                  --------       --------       --------       --------       --------
Basic and diluted net loss per share (1) ...      $  (0.05)      $  (0.01)      $  (0.02)      $  (0.01)      $   0.01
                                                  ========       ========       ========       ========       ========

(1) Immaterial discontinued operations of $110,000 for 2007 are not presented.

Year Ended December 31, 2006
----------------------------
Revenue ....................................      $ 19,139       $  7,742       $  4,483       $  3,243       $  3,671
Gross profit ...............................        16,244          7,778          3,879          2,435          2,152
Net (loss) profit from continuing operations        (3,977)           547         (1,179)        (1,882)        (1,463)
Gain (loss)  from discontinued operations ..           207           (332)             -            463             76
Net (loss) profit ..........................        (3,770)           215         (1,179)        (1,419)        (1,387)

Basic net (loss) profit per share from
  continuing operations ....................      $  (0.04)      $   0.01       $  (0.01)      $  (0.02)      $  (0.01)
Basic net (loss) profit per share from
  discontinued operations ..................             -              -              -              -              -
                                                  --------       --------       --------       --------       --------
                                                  $  (0.03)      $      -       $  (0.01)      $  (0.01)      $  (0.01)
                                                  ========       ========       ========       ========       ========

Diluted net (loss) profit per share from
  continuing operations ....................      $  (0.04)      $      -       $  (0.01)      $  (0.02)      $  (0.01)
Diluted net (loss) profit per share from
  discontinued operations ..................             -              -              -              -              -
                                                  --------       --------       --------       --------       --------
                                                  $  (0.03)      $      -       $  (0.01)      $  (0.01)      $  (0.01)
                                                  ========       ========       ========       ========       ========

Year Ended December 31, 2005
----------------------------
Revenue ....................................      $ 15,745       $  7,746       $  7,106       $    893       $      -
Gross profit ...............................        10,174          4,728          4,980            466              -
Net (loss) profit from continuing operations          (686)          (510)           571           (463)          (284)
(Loss) profit  from discontinued operations         (1,385)          (860)           162           (427)          (260)
Net profit (loss) ..........................        (2,071)        (1,370)           734           (891)          (544)

Basic net (loss) profit per share from
  continuing operations ....................      $  (0.01)      $  (0.01)      $   0.01       $  (0.01)      $      -
Basic net (loss) profit per share from
  discontinued operations ..................         (0.01)             -              -          (0.01)             -
                                                  --------       --------       --------       --------       --------
                                                  $  (0.02)      $  (0.01)      $   0.01       $  (0.01)      $  (0.01)
                                                  ========       ========       ========       ========       ========

Diluted net (loss) profit per share from
  continuing operations ....................      $  (0.01)      $  (0.01)      $   0.01       $  (0.01)      $      -
Diluted net (loss) profit per share from
  discontinued operations ..................         (0.02)         (0.01)             -          (0.01)             -
                                                  --------       --------       --------       --------       --------
                                                  $  (0.02)      $  (0.01)      $   0.01       $  (0.01)      $  (0.01)
                                                  ========       ========       ========       ========       ========

                                                         - 7 -